                                                                       Exhibit 4

                             JOINT FILING AGREEMENT

         In accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with all other Reporting Persons (as such term is used in the Schedule 13D referred to below) on behalf of each of them a statement on Schedule 13D, including amendments thereto, with respect to the Common Units of AmeriGas Partners, L.P., and that this Agreement be included as an Exhibit to such joint filing. This Agreement may be executed in any number of counterparts all of which, taken together, shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the undersigned hereby execute this Agreement this 23rd day of December 2002.

December 23, 2002                      UGI CORPORATION

                                   By: /s/ Margaret M. Calabrese
                                       ------------------------------------
                                       Name: Margaret M. Calabrese
                                       Title: Assistant Secretary

December 23, 2002                      AMERIGAS, INC.

                                   By: /s/ Robert H. Knauss
                                       ------------------------------------
                                       Name: Robert H. Knauss
                                       Title: Vice President

December 23, 2002                      AMERIGAS PROPANE, INC.

                                   By: /s/ Robert H. Knauss
                                       ------------------------------------
                                       Name: Robert H. Knauss
                                       Title: Vice President

December 23, 2002                      PETROLANE INCORPORATED

                                   By: /s/ Robert H. Knauss
                                       -------------------------------------
                                       Name: Robert H. Knauss
                                       Title: Vice President

(Page 16 of 16 Pages)